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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 21, 2007

                            CONVERGENCE ETHANOL, INC.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          NEVADA                       0-4846-3                  82-0288840
          ------                       --------                  ----------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

   5701 Lindero Canyon Rd., #2-100
    Westlake Village, California                                   91362
    ----------------------------                                 ----------
(Address of principal executive offices)                         (Zip Code)


         Issuer's telephone number, including area code: (818) 735-4750


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.03.  BANKRUPTCY OR RECEIVERSHIP.

On December 21, 2007, Convergence Ethanol, Inc. (the "Company"), a Nevada corporation, filed a voluntary petition for relief under Chapter 7 of the United States Bankruptcy Code (the "CETH Bankruptcy Petition"). The CETH Bankruptcy Petition was filed in the United States Bankruptcy Court in the Southern District of Texas, Case No. 07-38717. The date jurisdiction was assumed is December 21, 2007. The bankruptcy trustee is Lowell T. Cage and the date of his appointment is December 21, 2007.

On December 21, 2007, California MEMS USA, Inc., a California corporation and wholly owned subsidiary of Convergence Ethanol, Inc. (the "Company"), filed a voluntary petition for relief under Chapter 7 of the United States Bankruptcy Code (the "CA MEMS USA Bankruptcy Petition"). The CA MEMS USA Bankruptcy Petition was filed in the United States Bankruptcy Court in the Southern District of Texas, Case No. 07-38718. The date jurisdiction was assumed is December 21, 2007. The bankruptcy trustee is Lowell T. Cage and the date of his appointment is December 21, 2007.

On December 18, 2007, GCA Strategic Investment Fund Limited and other creditors of Gulfgate Equipment, Inc., a Texas corporation and wholly owned subsidiary of Convergence Ethanol, Inc. (the "Company"), filed an involuntary petition for relief under Chapter 7 of the United States Bankruptcy Code (the "Gulfgate Equipment Bankruptcy Petition"). The Gulfgate Equipment Bankruptcy Petition was filed in the United States Bankruptcy Court in the Southern District of Texas, Case No. 07-38657. The date jurisdiction was assumed is December 18, 2007. The bankruptcy trustee is Lowell T. Cage and the date of his appointment is December 18, 2007.

In connection with the Gulfgate Equipment, Inc. filing, the court bankruptcy trustee will be responsible for the wind-up of the business.

On November 6, 2007, Bott Equipment Company, Inc., a Texas corporation and wholly owned subsidiary of Convergence Ethanol, Inc. (the "Company"), filed a voluntary petition for relief under Chapter 7 of the United States Bankruptcy Code (the "Bott Equipment Bankruptcy Petition"). The Bott Equipment Bankruptcy Petition was filed in the United States Bankruptcy Court in the Southern District of Texas, Case No. 07-37767. The date jurisdiction was assumed is November 6, 2007. The bankruptcy trustee is Lowell T. Cage and the date of his appointment is November 6, 2007. (Please reference the Company's Form 8-K filed on November 15, 2007.)

In connection with the filings, Convergence Ethanol, Inc. and all of its subsidiaries have ceased all business activity and operations. The Company believes that its assets will be insufficient to satisfy the claims of all creditors and it is unlikely that the Company's shareholders will be eligible to participate in any distributions of the Company's assets as a result of the Bankruptcy.

Upon liquidation, the Company will cease operations and wind up its business. On that basis, and on the basis of the public announcement of the Company's liquidation in a Chapter 7 Bankruptcy, in accordance with previous no-action letters issued by the Securities and Exchange Commission (the "SEC") (see, Paiute Oil and Mining Corp.,1987 SEC No-Act. LEXIS 2459) the Company expects that it will cease to file reports under the Securities Exchange Act of 1934. The court bankruptcy trustee will be responsible for the wind-up of the business.

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ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL
OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

         On October 27, 2006, Convergence Ethanol, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Purchase Agreement") with GCA Strategic Investment Fund Limited ("GCA") and executed a Convertible Note dated October 27, 2006, in favor of GCA in the amount of $3,530,000.00 (the "Note"), as reported in the Company's Current Report on Form 8-K filed on November 17, 2006. Pursuant to the Purchase Agreement, the Company was required to file a registration statement covering the resale of the securities (the "Registrable Securities") issuable in connection with the Purchase Agreement no later than December 26, 2006, and to obtain effectiveness of the registration statement no later than January 25, 2007.

         As of March 13, 2007, in spite of the Company's best efforts the Company was unable to file or obtain a registration statement covering the Registrable Securities. As a result, on March 13, 2007, GCA delivered a notice (the "Notice") to the Company stating that the Company (i) had breached the registration covenants contained in the Purchase Agreement, (ii) had accrued liquidated damages of no less than $145,906.61, and (iii) was accruing additional liquidated damages of $2,353.33 per day after March 13, 2007, as reported in the Company's Current Report on Form 8-K filed on March 19, 2007. The Notice demanded payment of liquidated damages of $145,906.61 and stated that if the Company failed to pay the liquidated damages in accordance with the terms of the Purchase Agreement and the Notice, GCA would issue to the Company a notice of default.

         On June 1, the Company received a default and demand notice (the "June Notice") from GCA. The June Notice demands payment of (i) the outstanding principal amount owed under the Note of $3,530,000.00, (ii) accrued and unpaid liquidated damages of $334,173.01, (iii) additional liquidated damages of $2,353.33 per day after June 1, 2007, (iv) accrued and unpaid default interest of $225,920.00 pursuant to the Note, and (v) additional default interest of $1,765.00 per day after June 1, 2007. The June Notice also states that legal proceedings will be instituted against the Company without further notice seeking a judgment against the Company for all outstanding indebtedness and all court costs and that GCA intends to hold the Company liable for reasonable attorneys' fees, as provided in the Purchase Agreement, unless the Company pays the total amount demanded within ten (10) days of the Company's receipt of the June Notice.

         On October 15, the Company received a default and demand notice (the "October Notice") from GCA. The October Notice informed the Company that CGA had posted the Gulfgate Property for foreclosure sale on November 6, 2007, between the hours of 10:00 a.m. and 1:00 p.m. In spite of the Company's best efforts the Company was unable to pay all amounts due under the Note prior to the scheduled sale. As a result, CGA foreclosed on the Gulfgate Property on November 6, 2007.

         On December 18, 2007, GCA Strategic Investment Fund Limited and other creditors of Gulfgate Equipment, Inc., filed an involuntary petition for relief under Chapter 7 of the United States Bankruptcy Code in the United States Bankruptcy Court in the Southern District of Texas.


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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         Effective December 14, 2007, James A. Latty, Ph.D, P.E., submitted his resignation as President, Chief Executive Officer and Chairman of the Board of Convergence Ethanol, Inc. to pursue other interests and opportunities.

         Effective December 31, 2007, Steven S. Newsom, Attorney, submitted his resignation as Director of Convergence Ethanol, Inc. to pursue other interests and opportunities.

         Effective December 31, 2007, Richard W. York, submitted his resignation as Chief Financial Officer of Convergence Ethanol, Inc. to pursue other interests and opportunities.


EXHIBITS

Exhibit 99.1      December 31, 2007 Press Release



                            [SIGNATURE PAGE FOLLOWS]

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 2, 2008                               Convergence Ethanol, Inc.

                                                By: /s/ Richard W. York
                                                    ----------------------------
                                                    Richard W. York
                                                    Chief Financial Officer